UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2008

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 6, 2008, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) announced its results of operations for the quarter ended June 30, 2008. A copy of the related press release and the Core Tables for the quarter ended June 30, 2008 are being filed as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference. In addition, a copy of the earnings call slide presentation is being furnished as Exhibit 99.3 to this report and is incorporated herein by reference.

The press release includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the Appendix to the press release.

Exhibits 99.1 and 99.2 submitted herewith shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit 99.3 submitted herewith shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed to be incorporated by reference into any disclosure document relating to Freddie Mac, except to the extent, if any, expressly set forth by specific reference in such document.

Item 9.01.  Financial Statements and Exhibits.

  (d)  Exhibits.

The following exhibits are being filed or furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press release, dated August 6, 2008, issued by Freddie Mac

99.2	Core Tables for the quarter ended June 30, 2008

99.3	Earnings call slide presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ ANTHONY S. PISZEL

Anthony S. Piszel

Executive Vice President and Chief Financial Officer

Date: August 6, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release, dated August 6, 2008, issued by Freddie Mac

99.2	Core Tables for the quarter ended June 30, 2008

99.3	Earnings call slide presentation